Exhibit 23

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-73273) of MicroAge, Inc. of our report dated April 26, 1999 appearing in this Form 11-K.



PricewaterhouseCoopers LLP

Phoenix, Arizona
April 26, 1999